                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to
(i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:


REGISTRANT NAME                                FILE NO.
--------------------------------------------------------------------------------
FS Variable Separate Account                   033-85014 / 811-08810
                                               333-101487 / 811-08810
                                               333-45946 / 811-08810
                                               333-102137 / 811-08810
                                               333-128124 / 811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account One                033-39888 / 811-06313
--------------------------------------------------------------------------------
FS Variable Annuity Account Two                033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five               333-118218 / 811-08369
                                               333-116026 / 811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine               333-118225 / 811-21230
--------------------------------------------------------------------------------


/s/  JAY S. WINTROB                           Chief Executive Officer,          April 25, 2007
-----------------------------                  President & Director
JAY S. WINTROB                             (Principal Executive Officer)

/s/ BRUCE R. ABRAMS                                   Director                  April 25, 2007
------------------------------
BRUCE R. ABRAMS

/s/ M. BERNARD AIDINOFF                               Director                  April 25, 2007
------------------------------
M. BERNARD AIDINOFF

/s/ MICHAEL J. AKERS                                  Director                  April 25, 2007
------------------------------
MICHAEL J. AKERS

/S/  PATRICK J. FOLEY                                  Director                 April 25, 2007
------------------------------
PATRICK J. FOLEY

/s/ CECIL C. GAMWELL III                              Director                  April 25, 2007
-------------------------------
CECIL C. GAMWELL III

/s/  N. SCOTT GILLIS                           Senior Vice President,           April 25, 2007
--------------------------------            Chief Financial Officer &
N. SCOTT GILLIS                                      Director
                                           (Principal Financial Officer)

/s/ JANA W. GREER                                      Director                 April 25, 2007
-------------------------------
JANA W. GREER

/s/  JACK R. HARNES                                    Director                 April 25, 2007
-------------------------------
JACK R. HARNES

/s/  DAVID L. HERZOG                                   Director                 April 25, 2007
-------------------------------
DAVID L. HERZOG

                                POWER OF ATTORNEY


/s/  JOHN I. HOWELL                                    Director                 April 25, 2007
-------------------------------
JOHN I. HOWELL

/s/ CHRISTINE A. NIXON                                 Director                 April 25, 2007
-------------------------------
CHRISTINE A. NIXON

/s/  CHRISTOPHER J. SWIFT                              Director                 April 25, 2007
-------------------------------
CHRISTOPHER J. SWIFT

/s/  STEWART R. POLAKOV                       Senior Vice President &           April 25, 2007
--------------------------------                   Controller
STEWART R. POLAKOV                         (Principal Accounting Officer)



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